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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   May 22, 2000
                                                    ------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

             000-25855                                   91-1696010
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       (Commission File Number)                (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                              89119
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

         On May 22, 2000, the corporate name change of Casinovations Operating Corporation to Casinovations, Inc., a wholly-owned subsidiary of CVI Technology, Inc., became effective, as a Certificate of Amendment and Restatement of Articles of Incorporation of Casinovations Operating Corporation, together with Amended and Restated Articles of Incorporation of Casinovations, Inc., were filed with the Nevada Secretary of State.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial Statements of Businesses Acquired.

                   Not Applicable.

          (b)      Pro Forma Financial Information.

                   Not Applicable.

          (c)      Exhibits.

                   10.1 Certificate of Amendment and Restatement of Articles of Incorporation of Casinovations Operating Corporation, together with Amended and Restated Articles of Incorporation of Casinovations, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CVI TECHNOLOGY, INC.
                                                (Registrant)



Date:  May 24, 2000                        By: /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           President and Chief Executive Officer